EXHIBIT 10.1
AMENDMENT TO STOCK OPTION
TO PURCHASE SHARES OF
COMMON STOCK OF
DIGITAL ANGEL CORPORATION

THIS AMENDMENT, made effective as of September  _____  , 2008, is made by and between Digital Angel Corporation, a Delaware corporation (the “Company”) and [Name of holder] (the “Option Holder”).
W I T N E S S E T H
WHEREAS, the Company granted the Option Holder a non-qualified stock option (“Option”) dated [Grant Date] to purchase up to [Number of Shares] shares of common stock of the Company (“Option Shares”);
WHEREAS, the Option provides for vesting in five equal annual installments beginning on [Date of First Vesting]; and
WHEREAS, the Company and the Option Holder desire to amend the vesting period from five years to three years.
NOW, THEREFORE, for good and valuable consideration, the Company and the Option Holder agree to amend the Option as follows:
1. The Option shall vest in three equal annual installments beginning on [Date of First Vesting].
2. Except as expressly amended hereby, the Option shall remain in full force and effect in accordance with their original terms.
IN WITNESS WHEREOF, the Company and the Option Holder have executed this Amendment as of the day and year first above written.

COMPANY:	OPTION HOLDER:

DIGITAL ANGEL CORPORATION

By:

[Name of Option Holder]

Its: